EXHIBIT 23
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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report included in Chattem, Inc.'s 2001 annual report and incorporated by reference in the Form 10-K into the Company's previously filed Registration Statements on Form S-8 (Nos. 33-35386, 33-78524, 33-78922 and 33-61267), Form
S-3 (Nos. 33-69961, 33-69397, 33-31113, 33-03091 and 33-85348) and Form S-4 (No.
33-53627).


ARTHUR ANDERSEN LLP


Chattanooga, Tennessee
February 26, 2002